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                   Prospectus Supplement dated October 6, 1999
                        to Prospectus dated July 6, 1999

                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION


         Page 10 of the Prospectus (list of Selling Securityholders) is amended by this Prospectus Supplement to substitute Infinity Emerging Holdings Subsidiary Limited for IEO Holdings Limited as one of the Selling Securityholders named in the Prospectus. Infinity Emerging Holdings Subsidiary Limited is an affiliate of IEO Holdings Limited. Effective September 1, 1999, IEO Holdings Limited assigned all of its rights, title and interest to the shares of Common Stock being offered by the Prospectus to Infinity Emerging Holdings Subsidiary Limited. The address of the principal business office of Infinity Emerging Holdings Subsidiary Limited is Hunkins Waterfront Plaza, P.O. Box 556 - Main Street, Charlestown, Nevis, West Indies.